SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT—June 30, 2017

(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

9227 Centre Pointe Drive West Chester, OH	45069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 425-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a material Definitive Agreement.

Agreement and Plan of Merger

On July 1, 2017, AK Steel Corporation (the “Company”), a wholly-owned subsidiary of AK Steel Holding Corporation (“AK Holding”), entered into an Agreement and Plan of Merger (the “Purchase Agreement”) dated as of June 30, 2017, by and among PPHC Holdings, LLC (“PPHC”), Drive Merger Sub, LLC (“Merger Sub”), the Company and PPHC Members’ Representative, LLC, as the members’ representative (“Sellers”). Pursuant to and subject to the terms and conditions of the Purchase Agreement, the Company will acquire all of Sellers’ membership interests in PPHC by way of a merger of Merger Sub with and into PPHC, for $360 million, on a cash- and debt-free basis, subject to certain adjustments. PPHC is headquartered in Ontario, and employs more than 1,000 employees, including about 300 engineers and skilled tool makers, across eight plants in Ontario, Alabama and Kentucky.

The Purchase Agreement contains representations and warranties, affirmative and negative covenants, and indemnification obligations that are customary for acquisition agreements of this type. PPHC is required to conduct its business in the ordinary course during the interim period between the execution of the Purchase Agreement and the consummation of the transaction and not to take certain actions prior to the closing of the transaction without the prior approval of the Company.

The Purchase Agreement contains certain termination rights for the parties, including the right for either party to terminate the Purchase Agreement if the transaction is not consummated prior to August 30, 2017. The transaction is subject to customary closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (U.S.) and either the receipt of an advance ruling certificate or both the expiration or termination of the waiting period and receipt of a no-action letter under the Competition Act (Canada). The Company and Sellers have agreed to use commercially reasonable efforts to obtain antitrust clearance in the U.S. and Canada. Subject to the closing conditions, the parties anticipate completing the transaction in the third quarter of 2017.

The foregoing description does not constitute a complete summary of the Purchase Agreement and is qualified by reference in its entirety to the full text of the Purchase Agreement, a copy which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of PPHC, the Company or AK Holding. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in AK Holding’s public disclosures.

Forward-Looking Statements

The statements in this Current Report on Form 8-K with respect to future results reflect management’s estimates and beliefs and are intended to be, and hereby are identified as “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “believes,” “intends,” “plans,” “estimates” and other similar references to future periods typically identify such forward-looking statements.

The Company cautions readers that such forward-looking statements involve risks and uncertainties , resulting in the possibility that actual events or performance will differ materially from such predictions as a result of certain risk factors, including that our acquisition of PPHC may not be consummated, or may not be consummated in a timely manner; that regulatory approval not be obtained or may only be obtained subject to conditions that are not anticipated; that we will not integrate Precision Partners successfully following the consummation of the acquisition; and that growth initiatives, cost savings, synergies, accretion to earnings and other anticipated benefits and opportunities from the acquisition may not be fully realized or may take longer to realize than expected. In addition, factors that could cause our actual results and financial condition and any benefits from the acquisition, if consummated, to differ materially from the results contemplated by such forward-looking statements include: reduced selling prices, shipments and profits associated with a highly competitive and cyclical industry; domestic and global steel overcapacity; changes in the cost of raw materials and energy; our significant amount of debt and other obligations; severe financial hardship or bankruptcy of one or more of our major customers or key suppliers; our significant proportion of sales to the automotive market; reduced demand in key product markets due to competition from aluminum and other alternatives to steel; excess inventory of raw materials; supply chain disruptions or poor quality of raw materials; production disruption or reduced production levels; our healthcare obligations; our pension obligations; not reaching new labor agreements on a timely basis; major litigation, arbitrations, environmental issues and other contingencies; regulatory compliance and changes; climate change and greenhouse gas emission limitations; conditions in the financial, credit, capital and banking markets; our use of derivative contracts to hedge commodity pricing volatility; potential permanent idling of facilities; inability to fully realize benefits of margin enhancement initiatives; and information technology security threats and cybercrime; as well as those risks and uncertainties discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as updated in subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with or furnished to the Securities and Exchange Commission. Except as required by law, the Company disclaims any obligation to update any forward-looking statements to reflect future developments or events.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit:

2.1	Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/s/ Joseph C. Alter
Joseph C. Alter
Corporate Secretary

Dated: July 7, 2017

EXHIBIT INDEX

Exhibit No.	Description

2.1	Purchase Agreement